GOODWILL (Tables)	12 Months Ended
Dec. 31, 2024
GOODWILL [Abstract]
Schedule of Goodwill
	Satellite Networks	Integrated Solutions	Commercial	Defense	Total
Balance as of December 31, 2023 *)	$30,188	$24,522	$-	$-	$54,740

Measurement period adjustments (see Note 17)	(2,246)	-	-	-	(2,246)
Goodwill allocation due to changes in segment reporting (See Note 15)	(27,942)	(24,522)	35,390	17,074	-

Balance as of December 31, 2024 *)	$-	$-	$35,390	$17,074	$52,494

*) Net of accumulated impairment losses of $62,179.